Fair Value Disclosures	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Disclosures
14.	Fair Value Disclosures

Fair Value Measurements

ASC Topic 820, Fair Value Measurements and Disclosures, defines “fair value” as the price that would be received for selling an asset or paid to transfer a liability in an orderly transaction between market participants at measurement date and requires assets and liabilities carried at fair value to be classified and disclosed in the following three categories:

•	Level 1—Quoted prices for identical instruments in active markets
•

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are inactive; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets at measurement date

•	Level 3—Valuations derived from techniques where one or more significant inputs or significant value drivers are unobservable in active markets at measurement date

Fair Value of Financial Instruments

A summary of assets and liabilities at December 31, 2014 and 2013, related to our financial instruments, measured at fair value on a recurring basis, is set forth below (in thousands):

		December 31, 2014		December 31, 2013
	Hierarchy	Book Value	Fair Value	Book Value	Fair Value
Receivables (a)	Level 3	$20,118	$20,118	$60,397	$60,390
Senior Notes (b)	Level 2	887,502	896,625
Notes payable and other borrowings (c)	Level 3	274,677	274,677

At December 31, 2014 and 2013, the carrying value of cash and cash equivalents approximated fair value.

a.

The estimated fair value of our receivables was based on the discounted value of the expected future cash flows using current rates for similar receivables. The book value of our receivables equaled the fair value as of December 31, 2014 due to the short-term nature of the remaining receivables.

b.	The estimated fair value of our Senior Notes at December 31, 2014 is based on quoted market prices.
c.	We believe that the carrying value of our notes payable and other borrowings approximates fair value.

Fair Value of Nonfinancial Assets

Nonfinancial assets include items such as real estate inventories and long-lived assets that are measured at fair value on a nonrecurring basis with events and circumstances indicating the carrying value is not recoverable. The following table presents impairment charges and the remaining net fair value for nonfinancial assets that were measured during the periods presented (in thousands):

		Year Ended		Year Ended
		December 31, 2014		December 31, 2013
			Fair Value		Fair Value
		Impairment	Net of	Impairment	Net of
	Hierarchy	Charge	Impairment	Charge	Impairment
Real estate inventories	Level 3	$931	$20,329	$341,086	$21,528

The homebuilding impairment charge as of December 31, 2013 was primarily related to the impairment of Coyote Springs in December 2013. Under the terms of the Transaction Agreement, certain assets and liabilities of WRECO and its subsidiaries were excluded from the transaction and retained by Weyerhaeuser, including assets and liabilities relating to the Coyote Springs Property. Consequently, WRECO recognized a $340.3 million impairment charge in the fourth quarter of 2013 for the impairment of the Coyote Springs Property. In addition, WRECO wrote off $3.0 million of option deposits and pre-acquisition costs related to the Coyote Springs Property.